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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 33-62561) of Microsemi Corporation of our report dated November 25, 1997, appearing on page 17 of this Form 10-K.



PRICE WATERHOUSE LLP
Costa Mesa, California
December 22, 1997